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                                                                    Exhibit 99.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants we hereby consent to use of our report and to all references to our Firm included in or made a part of the Form 10-K of American Commercial Lines LLC


                                        PISTRELLI, DIAZ, Y ASOCIADOS
                                        Member of Andersen

                                        By:
                                               ---------------------------------
                                        Name:  Mariana Filas
                                        Title: Partner









Buenos Aires, Argentina
Date:  26/3/02